Exhibit 99.1

CONTACT:
David Fry
Executive Vice President and Chief Financial Officer
Flushing Financial Corporation
(718) 961-5400

FOR IMMEDIATE RELEASE
Flushing Financial Corporation to Participate in the Sterne Agee
Financial Institutions Investor Conference

LAKE SUCCESS, NY – February 15, 2011 — Flushing Financial Corporation (the “Company”) (Nasdaq-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB (the “Bank”), today announced that, David W. Fry, the Company’s Executive Vice President and Chief Financial Officer, will be attending the Sterne Agee Financial Institutions Investor Conference on February 17 and 18, 2011.

Mr. Fry will be participating in a New York Regional panel discussion on February 17, 2011, starting at 2:00p.m. Eastern Standard Time, lasting approximately 45 minutes. Mr. Fry will also be making presentations to individual institutional investors throughout the two days of the conference.

WHO
Flushing Financial Corporation, with $4.3 billon in consolidated assets, is the parent holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the FDIC. Flushing Bank is the trade name of Flushing Savings Bank, FSB. The Bank serves consumers and businesses by offering a full complement of deposit, loan, and cash management services through its sixteen banking offices located in Queens, Brooklyn, Manhattan, and Nassau County. The Bank also operates an online banking division, iGObanking.com®, which enables the Bank to expand outside of its current geographic footprint. In 2007, the Bank established Flushing Commercial Bank, a wholly-owned subsidiary, to provide banking services to public entities including cities, counties, towns, villages, school districts, libraries, fire districts and the various courts throughout the metropolitan area.

WHAT	Panel discussion on the New York Region and presentations to individual institutional investors at the Sterne Agee Financial Institutions Investor Conference.
WHERE/WHEN	Orlando, Florida on February 17 and 18, 2011.
PANEL DISCUSSION/ PRESENTATION
The panel discussion will focus on the New York Region, and the presentations will focus on the Company’s performance and its strategic operating objectives. The presentation will be available on the Company’s website, www.flushingbank.com, on February 17, 2011 and will remain available through the end of the month.

RECENT NEWS	●	February 10, 2011 – John R. Buran, President and Chief Executive Officer of Flushing Financial Corporation, Elected Chairman of the New York Bankers Association.
	●	January 25, 2011 – Flushing Financial Corporation Reports Record Net Income for 2010; GAAP Net Income Increases 52% and Core Net Income Increases 31%.
	●	January 3, 2011 – Flushing Bank Announces the Opening of a New Branch in Williamsburg.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  The Company has no obligation to update these forward-looking statements.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company’s web site at http://www.flushingbank.com.

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